                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

         Check the appropriate box:

[ ]      Preliminary Proxy Statement         [ ]     Confidential, for Use of
                                                     the Commission Only
                                                     (as permitted by
                                                     Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       SCUDDER INTERNATIONAL RESEARCH FUND

                 (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

[LOGO] Scudder
Investments

important news

FOR SCUDDER INTERNATIONAL RESEARCH FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

--------------------------------------
                                                                            Q&A
Q What is happening?

A Zurich Scudder Investments, Inc., your Fund's investment manager ("Scudder"), has recommended to the Board of Directors of your Fund the liquidation of your Fund based upon your Fund's continuous decline in asset levels, current low asset levels and its weak growth prospects. At its current level of assets, Scudder believes that the Fund is not able to achieve the economies of scale required to operate efficiently and the Fund has become less economically viable for Scudder. At a meeting held on February 4, 2002, the Board of your Fund unanimously approved a Plan of Liquidation and Dissolution relating to your Fund and to recommend its approval to shareholders. Scudder is also undergoing a change of control, as described below. Because the Transaction as described below is scheduled to occur before the proposed liquidation date, shareholders are also being asked to approve a new investment management agreement with Scudder.

On December 3, 2001, Zurich Financial Services ("Zurich Financial"), the majority owner of Scudder, entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations, which will be retained by the Zurich Financial entities. Following this transaction (the "Transaction"), Scudder will become part of Deutsche Asset Management and will change its name.


--------------------------------------------------------------------------------
                                                              February 21, 2002

Q&A continued

--------------------------------------------------------------------------------

As a result of the sale of Scudder to Deutsche Bank, your Fund's investment management agreement with Scudder will terminate. In order for Scudder to continue to serve as investment manager of your Fund, the Fund's shareholders must approve a new investment management agreement. The enclosed Proxy Statement gives you additional information on Deutsche Bank and the proposed new investment management agreement, as well as certain other matters. You are being asked to vote on the new investment management agreement for your Fund as well as the liquidation of your Fund. The Board members of your Fund, including those who are not affiliated with Scudder or Deutsche Bank, unanimously recommend that you vote FOR the approval of the new investment management agreement for your Fund and the liquidation of your Fund.

Q Why am I being asked to vote on the proposed new investment management agreement?

A The Investment Company Act of 1940, which regulates mutual funds in the United States such as your Fund, requires a shareholder vote to approve a new investment management agreement whenever there is a "change in control" of a fund's investment manager. The proposed sale of Scudder to Deutsche Bank will result in such a change of control and therefore requires shareholder approval of a new investment management agreement with your Fund in order for Scudder to continue serving as your Fund's investment manager.

Q What will happen if shareholders do not approve the new investment management agreement?

A If shareholders do not approve the new investment management agreement and the Transaction with Deutsche Bank is completed, the current investment management agreement will terminate and your Fund's Board will take such action as it deems to be in the best interests of your Fund, including entering into an interim investment management agreement with Scudder. This is discussed in more detail in the enclosed Proxy Statement under "Additional Information."

--------------------------------------------------------------------------------
                                           (Continued on the inside back cover)

                                                              February 21, 2002

Dear Shareholder:

   Zurich Scudder Investments, Inc., your Fund's investment manager ("Scudder"), has recommended to the Board of Directors of your Fund the liquidation of your Fund based upon your Fund's continuous decline in asset levels, current low asset levels and its weak growth prospects. At its current level of assets, Scudder believes that your Fund is not able to achieve the economies of scale required to operate efficiently and your Fund has become less economically viable for Scudder. At a meeting held on February 4, 2002, the Board of your Fund unanimously approved a Plan of Liquidation and Dissolution relating to your Fund and to recommend its approval to shareholders. Scudder is also undergoing a change of control, as described below. Because the Transaction as described below is scheduled to occur before the proposed liquidation date, shareholders are also being asked to approve a new investment management agreement with Scudder.

   The Zurich Financial Services ("Zurich Financial") entities that currently own a majority of Scudder have entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain Scudder U.K. operations, which will be retained by the Zurich Financial entities (the "Transaction"). Following the Transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the United States for the asset management activities of Deutsche Bank and certain of its subsidiaries, and will change its name. Because of the Transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement in order for Scudder to continue serving as investment manager.

   The following important facts about the Transaction are outlined below:

  . The Transaction will have no effect on the number of shares you own or the value of those shares.

  . The investment management fee rate applicable to your Fund under the new investment management agreement is the same as that currently in effect.

  . Your Fund's investment management agreement will still be with Scudder, and, except as noted below, the terms of the new investment management agreement will be substantially identical to the terms of the current investment management agreement. Scudder will be combined with and integrated into Deutsche Bank's investment management organization, and many of the personnel and resources of Deutsche Asset Management will be involved in managing your Fund.

     Under the new investment management agreement, Scudder would be authorized, subject to further Board Approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.

  . The members of your Fund's Board, including those who are not affiliated with Scudder or Deutsche Bank, have carefully reviewed the proposed Transaction and unanimously recommend you vote in favor of the new investment management agreement.

   Please take the time to read the enclosed materials.

   The question and answer section that begins on the front cover of the Proxy Statement discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

   To vote, simply fill out the enclosed proxy card--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting through the Internet or by telephone as described on the enclosed proxy card.

   Your vote is very important to us. If we do not hear from you by March 1, 2002, our proxy solicitor may contact you. Thank you for your response.

Respectfully,

/s/ MARK S. CASADY

Mark S. Cassidy
President

                      SCUDDER INTERNATIONAL RESEARCH FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   Please take notice that a Special Meeting of Shareholders (the "Meeting") of Scudder International Research Fund (the "Fund") will be held at the offices of Zurich Scudder Investments, Inc., 13/th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1: To approve a new investment management agreement with Zurich Scudder
            Investments, Inc.; and

Proposal 2: To liquidate the Fund and dissolve Scudder International Research
            Fund, Inc. (the "Company"), as set forth in the Plan of Liquidation and Dissolution (the "Plan") adopted by the Board of Directors (the "Board") of the Company.

   The Board unanimously recommends that shareholders vote FOR each Proposal.

   The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

   Holders of record of shares of the Fund at the close of business on February 8, 2002 are entitled to vote at the Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

   In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies will vote

FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Board,
                                                              /s/ JOHN MILLETTE
                                                                  John Millette
                                                                      Secretary

February 21, 2002

  IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                                                              February 21, 2002

                      SCUDDER INTERNATIONAL RESEARCH FUND

                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                PROXY STATEMENT

                                    General

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board," the Directors of which are referred to as the "Directors") of Scudder International Research Fund, Inc. (the "Company"). These proxies will be used at the Special Meeting of Shareholders of Scudder International Research Fund (the "Fund"), which is the only series of the Company. The meeting is to be held at the offices of Zurich Scudder Investments, Inc., investment manager of the Fund ("Scudder" or the "Investment Manager"), 13/th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about February 21, 2002 or as soon as practicable thereafter.

   Proposal 1 relates to the approval of a new investment management agreement and Proposal 2 relates to the liquidation of the Fund. As discussed below, shareholder approval of Proposal 1 will have no effect upon the investment management fee rate currently in effect.

The Board unanimously recommends that shareholders vote FOR all Proposals. The vote required to approve these Proposals is described below under "Additional Information."

   In the descriptions of the Proposals below, for simplicity, actions are described as being taken by the Fund, which is the only series of the Company, although all actions are actually taken by the Company on behalf of the Fund.

    The Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semi-annual report, without charge, by calling (800) 791-9780 or writing the Fund, c/o Zurich Scudder Investments, Inc., at the address shown at the beginning of this Proxy Statement.

          Proposal 1: Approval of New Investment Management Agreement

Introduction

   Scudder acts as the investment manager to the Fund pursuant to an investment management agreement entered into by the Fund and Scudder (the "Current Investment Management Agreement"). On December 3, 2001, Zurich Financial Services ("Zurich Financial"), which through subsidiaries currently owns a majority of the common stock of Scudder, entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). The Transaction Agreement contemplates that the Zurich Financial entities currently owning a majority of Scudder's common stock will acquire the balance of the common stock of Scudder so that the Zurich Financial entities as a group comprise the sole stockholder of Scudder. Deutsche Bank will then acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), from the Zurich Financial entities. Following this transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the U.S. for the asset management activities of Deutsche Bank and certain of its subsidiaries. The foregoing is referred to as the "Transaction." Deutsche Bank, a global financial institution, manages, directly and through its wholly owned subsidiaries, more than $500 billion in assets (as of December 31, 2001), including approximately $53 billion of open- and closed-end investment company assets managed in the United States.

   Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, the Current Investment Management Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement (a "New Investment Management Agreement" and, together with the Current Investment Management Agreement, the "Investment Management Agreements") between the Fund and Scudder is being proposed for approval by shareholders of the Fund. The form of the New Investment Management Agreement is attached hereto as Exhibit A. The terms of the New Investment Management Agreement for the Fund are substantially identical to the terms of the Current Investment Management Agreement, except that, under the New Investment Management Agreement, Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. See "Differences Between the Current and New Investment Management Agreements." The material terms of the Current Investment Management Agreement are described under "Description of the Current Investment Management Agreement" below.

   In the event that the Transaction does not, for any reason, occur, the Current Investment Management Agreement will continue in effect in accordance with its terms.

   The information set forth in this Proxy Statement and any accompanying materials concerning the Transaction, the Transaction Agreement, Zurich Financial, Deutsche Bank and their respective affiliates has been provided to the Company by Zurich Financial and Deutsche Bank.

Board Approval and Recommendation

   On February 4, 2002, the Board, including each Director who is not an "interested person" (an "Interested Person") of the Investment Manager, Deutsche Bank or of the Company within the meaning of the 1940 Act (each is referred to as a "Non-interested Director"), voted unanimously to approve the New Investment Management Agreement and to recommend its approval to shareholders.

   For information about the Board's deliberations and the reasons for its recommendation, please see "Board Considerations" below.

   The Board unanimously recommends that the Fund's shareholders vote in favor of the approval of the New Investment Management Agreement.

Information Concerning the Transaction and Deutsche Bank

  Description of the Transaction

   On December 3, 2001, the majority owners of Scudder entered into a Transaction Agreement with Deutsche Bank. Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), for approximately $2.5 billion. Following this Transaction, it is proposed that Scudder will change its name to Deutsche Investment Management (Americas) Inc. and will become part of Deutsche Asset Management, expected to be the world's fourth largest asset management firm based on assets under management.

   The Transaction will take place in three steps:

  . First, in a merger pursuant to a separate Merger Agreement, the Zurich Financial entities that now own approximately 82% of Scudder's common stock will acquire the approximately 18% of Scudder's common stock now owned by Scudder's employee and retired employee stockholders. The employee and retired employee stockholders will receive cash for their shares, and the Security Holders Agreement among the current Scudder stockholders will terminate.

  . Second, Scudder will transfer its ownership interest in Threadneedle Investments to the Zurich Financial entities that will then own 100% of Scudder's common stock. As a result, Threadneedle Investments will no longer be a part of Scudder.

  . Finally, the Zurich Financial entities will sell 100% of the common stock of Scudder to Deutsche Bank for $2.5 billion, subject to certain adjustments.

   In connection with the Transaction, Zurich Financial has also agreed to acquire Deutsche Bank's European insurance businesses for EUR 1.5 billion; Deutsche Bank has agreed to acquire Zurich Financial's German and Italian asset management businesses in exchange for a financial agent network and a real estate and mutual fund consulting business owned by Deutsche Bank; and Deutsche Bank and Zurich Financial have entered into a broad strategic cooperation agreement. Information about Deutsche Bank is provided below under "Deutsche Bank."

   As discussed in the "Introduction" above, under the 1940 Act, the Transaction will cause all the current investment management agreements with registered funds managed by Scudder to terminate automatically. Client consents also will be required for the continuation of other Scudder advisory agreements. If the New Investment Management Agreement is not approved by the Fund's shareholders, the Current Investment Management Agreement would terminate upon completion of the acquisition of Scudder by Deutsche Bank. If such a termination were to occur, the Board would make such arrangements for the management of the Fund's investments as it deems appropriate and in the best interests of the Fund, including (without limitation) re-submitting this Proposal for shareholder approval and/or entering into an interim investment management agreement with Scudder.

   The Transaction by which Deutsche Bank intends to acquire Scudder is subject to a number of conditions that are contained in the Transaction Agreement, including the approval of clients, including the Fund, representing at least 80% of Scudder's assets under management as of June 30, 2001. In addition, these conditions include, among others, the receipt of all material consents, approvals, permits and authorizations from appropriate governmental entities; the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Transaction; that certain key agreements relating to the strategic partnership between

Deutsche Bank and Zurich Financial are in full force and effect and all of the conditions in those agreements have been satisfied or waived; the representations and warranties of the parties to the Transaction are true and correct with such exceptions as would not have a material adverse effect on Scudder; the parties to the Transaction have performed in all material respects all obligations and covenants that they are required to perform; and the parties to the Transaction have delivered appropriate certificates and resolutions as to the authorizations in connection with the Transaction. The Transaction is expected to close early in the second quarter of 2002.

   Under the Transaction Agreement and the Merger Agreement, Scudder and its majority owners have agreed that they will, and will cause each of Scudder's subsidiaries engaged in the investment management business to, use their reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, as discussed under "Board Considerations," below.

   Appendix 1 provides information regarding Scudder's current business, including its stockholders, directors and officers.

  Deutsche Bank

   Deutsche Bank is a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management which, as of December 31, 2001, had more than $231 billion in assets under management. Deutsche Asset Management acts as investment manager to 96 U.S. open- and closed-end investment companies, which in the aggregate had approximately $53 billion in assets as of December 31, 2001.

   Deutsche Asset Management is comprised of several entities that are separately incorporated and registered as investment advisers. As proposed, Scudder will for the immediate future remain a separate entity within the Deutsche Asset Management group. Deutsche Bank intends to utilize a dual employee structure to integrate Scudder into Deutsche Asset Management. Deutsche Bank has guaranteed the obligations of each of its subsidiaries that has a contractual relationship with the Company which, following the Transaction, will include Scudder.

   As discussed above, following the Transaction, Scudder will be a part of Deutsche Asset Management, which is part of the broader Private Client and

Asset Management ("PCAM") group at Deutsche Bank. At that time, Thomas Hughes will continue to be the President of Deutsche Asset Management and the Chief Executive Officer of PCAM Americas Region. Edmond D. Villani will join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Mr. Villani is the President and Chief Executive Officer of Scudder.

   Following the Transaction, 100% of the outstanding voting securities of Scudder will be held by Deutsche Bank.

Board Considerations

   On April 27, 2001, Zurich Financial announced its intent to seek a strategic transaction involving its majority owned subsidiary, Scudder. Over the course of the following months, the Non-interested Directors met numerous times by themselves, with their legal counsel and with senior Scudder and Zurich Financial personnel to discuss Scudder's organizational structure, expectations with respect to potential transactions and the potential benefits and risks to the Fund and other funds managed by Scudder and their shareholders from a strategic transaction. The Non-interested Directors identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Scudder. These basic principles were communicated to Scudder and were intended to be shared with any potential strategic partner.

   On September 23, 2001, Zurich Financial and Deutsche Bank entered into a "heads of agreement" whereby Deutsche Bank agreed, subject to a number of contingencies (including the execution of a definitive transaction agreement), to acquire 100% of Scudder (not including certain of Scudder's UK operations) from Zurich Financial. At a meeting on September 24, 2001, the Directors met with senior Scudder and Deutsche Bank personnel to discuss the proposed acquisition of Scudder by Deutsche Bank, the general corporate structure of Deutsche Bank, the background of certain key employees of Deutsche Bank and Scudder's views on the proposed acquisition.

   As part of their due diligence, the Non-interested Directors separately discussed items they wanted to raise with Deutsche Bank and Scudder in connection with the proposed transaction and directed their counsel to create lists of issues for discussion, which were provided to Scudder and Deutsche Bank. In addition, the Non-interested Directors engaged various consultants to help them evaluate the proposed transaction.

   On October 9, 2001, the Non-interested Directors met with the chief executive officer of Deutsche Asset Management to discuss the proposed acquisition of Scudder, Deutsche Bank's strategic views of the mutual fund business and Deutsche Bank's proposed strategy for managing the Fund and other funds managed by Scudder.

   On December 3, 2001, Zurich Financial and Deutsche Bank signed a definitive agreement finalizing Deutsche Bank's agreement to acquire Scudder in accordance with the "heads of agreement." Thereafter, on many occasions, the Non-interested Directors were given extensive information about the Transaction, and Scudder and Deutsche Bank responded to numerous issues and questions raised by the Non-interested Directors. The Non-interested Directors met many times between December 3, 2001 and February 4, 2002 with legal counsel to discuss the Transaction and Deutsche Bank's and Scudder's responses to their issues lists and questions. They carefully reviewed the materials presented by Deutsche Bank and Scudder and met with many senior Deutsche Bank and Scudder personnel, including a meeting on January 14, 2002 with certain members of the Group Executive Committee of Deutsche Bank.

   Throughout the process, the Non-interested Directors had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. As a result of their review and consideration of the Transaction and the proposed New Investment Management Agreement, at a meeting on February 4, 2002, the Board voted unanimously to approve the New Investment Management Agreement and to recommend it to the shareholders of the Fund for their approval.

   In connection with its review, the Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank's business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction; and the future plans of Deutsche Bank and Scudder with respect to Scudder's affiliated entities and the Fund. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that Deutsche Bank intends to bring to the combined organization and the process being followed by Deutsche Bank and Scudder to integrate their organizations. The Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank's plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies.

Deutsche Bank represented that although it expects to achieve significant savings over the combined stand-alone expense bases for the Deutsche Asset Management and Scudder organizations, it will be able to spend more than Scudder spent independently, and that Deutsche Bank's expense savings could be achieved without adversely affecting the Fund.

   In responding to the Non-interested Directors' inquiries, Deutsche Bank identified as one of its main goals the maximization of value for the Fund's shareholders and for the shareholders of other funds managed by Scudder through its efforts to deliver superior investment performance, distinctive shareholder service experiences and competitive expense ratios.

   Deutsche Bank identified as one of the key focuses of the Transaction the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and Scudder. The Non-interested Directors met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank's plan to create a global research-centric investment management organization. He informed the Directors that Deutsche Bank intended to streamline and upgrade the combined organization's portfolio management teams, while providing them with improved portfolio analytics and tools, and implementing close management oversight. He said that all investment personnel for the combined organization, with some exceptions for specialized fixed-income and international equity products, will be located in New York.

   The Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for Scudder. The Board also considered that, for a number of funds managed by Scudder, Deutsche Bank intended to change the fund's portfolio managers after consummation of the Transaction. The Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization. The Board also considered the proposed structure of the combined trading platform, including the use of brokerage commissions to generate "soft dollars" to pay for research-related services and proposed policies, procedures and practices with respect to trading with Deutsche Bank and its affiliates.

   The Board considered Deutsche Bank's plans for distribution and marketing, shareholder servicing, investment operations, accounting and administration. The Board noted that Deutsche Bank represented that it expected the management teams and personnel currently providing these services to the Fund, and the systems currently used by them to support these functions, to remain largely in place.

   In connection with its deliberations, the Board obtained certain assurances from Deutsche Bank, including the following:

   . Deutsche Bank has provided the Board with such information as is reasonably necessary to evaluate the New Investment Management Agreement.

   . Deutsche Bank's acquisition of Scudder enhances its core focus of expanding its global asset management business. With that focus, Deutsche Bank will devote to Scudder and its affairs the attention and resources designed to provide for the Fund top quality investment management, shareholder, administrative and product distribution services.

   . The Transaction is not expected to result in any adverse change in the investment management or operations of the Fund; and Deutsche Bank does not anticipate making any material change in the manner in which investment advisory services or other services are rendered to the Fund which has the potential to have a material adverse effect upon the Fund.*

   . Deutsche Bank is committed to the continuance, without interruption, of services to the Fund of at least the type and quality currently provided by Scudder and its affiliates, or superior thereto.*

   . In order to retain and attract key personnel, Deutsche Bank intends to maintain overall compensation and performance incentive policies and practices at market levels or better.

   . Deutsche Bank intends to maintain the distinct brand quality of the funds managed by Scudder and is committed to strengthening and enhancing the brand and the intermediary distribution channels.

   . Deutsche Bank will promptly advise the Board of decisions materially affecting the Deutsche Bank organization as they relate to the Fund. Deutsche Bank has represented to the Board that neither this, nor any of the other above commitments, will be altered by Deutsche Bank without the Board's prior consideration.

   Deutsche Bank and Zurich Financial each assured the Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of

--------
* To the extent shareholders approve Proposal 2, the Fund will be liquidated following the closing of the Transaction.

such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). Upon consummation of the Transaction, it is expected that Linda C. Coughlin, currently an Interested Person of the Fund, will resign from the Board and that a senior executive of Deutsche Bank will be appointed by the Board to fill the vacancy created by Ms. Coughlin's resignation. In addition, after careful review and consideration, the Non-interested Directors of the Board determined that it would be in the best interests of the Fund to add to the Board an individual who currently acts as a non-interested board member of certain funds managed by Deutsche Asset Management. Deutsche Bank believes, and the Board members agreed, that these changes in the Board composition will facilitate the integration of Scudder into Deutsche Asset Management by providing perspective and insight relating to experience working with the Deutsche Bank organization. The Nominating and Governance Committee intends to consider a number of candidates and, as a result, the Non-interested Directors expect to appoint an additional Board member from those candidates who currently act as non-interested board members of funds managed by Deutsche Asset Management. If reconstituted as proposed, the Board will continue to be in compliance with Section 15(f).

   To meet the second condition of Section 15(f), an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

   Deutsche Bank and Zurich Financial are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Transaction. Deutsche Bank and Zurich Financial have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund in connection with the Transaction. In furtherance thereof, Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meeting of, the Fund's shareholders, as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Fund and the Non-interested Directors. In addition, because it is possible that the Board may hold a series of special Board meetings following the closing of the Transaction in order to facilitate the integration of the management of the Fund into Deutsche Asset Management, Scudder has undertaken to waive or reimburse the Fund a portion of its management fee payable during the first year following the closing of the Transaction to ensure that the expenses associated with such meetings would not be borne by the Fund. Furthermore, Deutsche Bank has agreed to indemnify the Fund and the Non-interested Directors for and against any liability and expenses based upon any misstatements and omissions by Deutsche Bank to the Non-interested Directors in connection with their consideration of the Transaction.

   The Board noted that, in previously approving the continuation of the Current Investment Management Agreement, the Board had considered numerous factors, including the nature and quality of services provided by Scudder; investment performance, both of the Fund itself and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Fund and relative peer groups; Scudder's profitability from managing the Fund; fall-out benefits to Scudder from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of Scudder; and the potential benefits to Scudder, the Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

   In addition, in considering whether to approve the New Investment Management Agreement for the Fund (the terms of which are substantially identical to the terms of the Current Investment Management Agreement for the Fund except as described below under "Differences Between the Current and New Investment Management Agreements"), the Board considered the potential benefit to the Fund of providing the Investment Manager more flexibility in structuring portfolio management services for the Fund. The Board recognized that it may be beneficial to the Fund to allow the Investment Manager to take advantage of the strengths of other entities within the Deutsche Bank organization by permitting the Investment Manager to delegate certain portfolio management services to such entities, and to do so, to the extent permissible by law, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Fund would require the prior approval of a majority of the members of the Board, including a majority of the Non-interested Directors; and (ii) the management expenses incurred by the Fund would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Investment Management Agreement because any fees paid to a sub- adviser would be paid by the Investment Manager and not by the Fund. Scudder will retain full responsibility for the actions of any such sub-adviser or delegates.

   As a result of their review and consideration of the Transaction and the New Investment Management Agreement, at a meeting on February 4, 2002, the Board, including the Non-interested Directors, voted unanimously to approve the New Investment Management Agreement and to recommend it to the Fund's shareholders for their approval.

Transfer Agent, Shareholder Service Agent and Principal Underwriter

   Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for the Fund. Scudder Investments Service Company ("SISC"), an affiliate of Scudder, serves as the transfer agent and dividend-paying agent for the Fund. Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606-5808, a subsidiary of Scudder, provides information and administrative services for shareholders of the Fund. SDI is also the principal underwriter and distributor of the Fund's shares and acts as agent of the Fund in the sale of its shares. For the Class B shares and Class C shares of the Fund, SDI receives a Rule 12b-1 distribution fee of 0.75%, and, for the Class A shares, Class B shares and Class C shares, a shareholder services fee of up to 0.25%, of average daily net assets of each such class. Appendix 2 sets forth for the Fund the fees paid to SFAC, SISC and SDI during the last fiscal year of the Fund.

   SFAC and SISC will continue to provide fund accounting, transfer agency and administrative services, respectively, to the Fund, as described above, under the current arrangements if the New Investment Management Agreement is approved. In addition, in light of the fact that the agreement with SDI will, by its terms, terminate upon the closing of the Transaction, at a meeting on February 4, 2002, the Board unanimously approved the continuation of this agreement following the closing of the Transaction. As such, SDI will continue to provide administrative, underwriting and distribution services under the current arrangements if the New Investment Management Agreement is approved. All expenses related to the provision of these services, with the exception of the Rule 12b-1 distribution fee and shareholder services fee paid by the Fund to SDI as described above, are currently paid for by Scudder in exchange for a unitary administrative fee, as described below.

   Exhibit B sets forth (as of the fund's last fiscal year end) the fees and other information regarding investment companies advised by Scudder that have similar investment objectives to the Fund. (See Appendix 3 for information regarding the management fee rate, net assets and aggregate management fee paid for the Fund.)

Brokerage Commissions on Portfolio Transactions

   Scudder places orders for portfolio transactions on behalf of the Fund with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder may place such orders with brokers and dealers who supply brokerage and research services to Scudder or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research services. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder may consider sales of shares of the Fund and of any funds managed by Scudder. The placement of portfolio transactions is supervised by Scudder. Following the closing of the Transaction, Scudder's trading system and related brokerage policies may, in part or in whole, be conformed to those of Deutsche Bank. Deutsche Bank has represented that its policies are similar in all material respects to those of Scudder, and that it does not expect that the types and levels of portfolio transactions/placements with particular brokers will materially differ from those of Scudder in the past.

Description of the Current Investment Management Agreement

   General. Under the Current Investment Management Agreement, Scudder provides the Fund with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held or sold, and what portion of the Fund's assets shall be held uninvested, subject to the Company's Articles of Incorporation, By-Laws, the investment objectives, policies and restrictions set forth in the Company's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), and such policies and instructions as the Directors may determine.

   Investment Manager's Responsibilities. The Current Investment Management Agreement states that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in the Company's registration statement, pay the Fund's office rent, render significant administrative services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for the Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, and to the extent appropriate, monitoring the performance of various third-party and affiliated service providers to the Fund (such as the Fund's transfer and pricing agents, fund accounting agents, custodians, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Company, as it may reasonably request, in the conduct of the Fund's business, subject to the direction and control of the Board.

   Fund Expenses. Under the Current Investment Management Agreement, the Fund is responsible for other expenses, such as organizational expenses

(including out-of-pocket expenses, but excluding the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of the Fund's transfer agent; expenses of preparing share certificates and any other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; compensation and expenses of Non-interested Directors; the cost of printing and distributing reports, notices and dividends to current shareholders; the fees and expenses of the Fund's accounting agent for which the Fund is responsible pursuant to the applicable Fund Accounting Services Agreement; and the fees and expenses of the Fund's custodians, subcustodians, dividend disbursing agents and registrars./1 The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of that Fund. The Fund is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Directors of the Company with respect thereto. The Fund is also responsible for the maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; and other expenses.

   Expenses Paid by the Investment Manager. The Investment Manager is responsible for the payment of the compensation and expenses of all Directors, officers and executive employees of the Company (including the Fund's share of payroll taxes) who are affiliated with the Investment Manager and making available, without expense to the Fund, the services of such Directors, officers and employees as may be duly elected officers of the Company, subject to
--------
/(1)/ Certain expenses of the Fund are currently being borne by Scudder pursuant to an administrative services agreement between Scudder and the Fund. In turn, the Fund pays an annual administrative services fee to Scudder, as described in Appendix 4.

their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the compensation and the fees and expenses (specifically including travel expenses relating to Fund business) of Directors, officers and employees not affiliated with the Investment Manager. Under the Current Investment Management Agreement, the Investment Manager also pays the Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Directors and officers of the Company who are directors, officers or employees of the Investment Manager. During the Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Company to any of its officers or Directors who were affiliated with the Investment Manager.

   Compensation Paid to the Investment Manager. In return for the services provided by Scudder as investment manager, and the expenses it assumes under the Current Investment Management Agreement, the Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for the Fund is set forth in Appendix 3.

   Liability of the Investment Manager. The Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such Agreement.

   Termination of the Agreement. The Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. The Fund may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board. In addition, the Current Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Investment Manager or any of its officers or directors has taken any action resulting in a breach of the Investment Manager's covenants under the Investment Management Agreement. As stated above, the Current Investment Management Agreement automatically terminates in the event of its assignment.

Additional Information About the Investment Management Agreements

   The Current Investment Management Agreement is dated November 25, 1998 and was last approved by shareholders of the Fund on October 28, 1998. The New Investment Management Agreement was approved by Directors of the Fund on February 4, 2002 and the termination date (unless continued) is September 30, 2002.

The New Investment Management Agreement

   The New Investment Management Agreement for the Fund will be dated as of the date of the consummation of the Transaction, which is expected to occur early in the second quarter of 2002. The New Investment Management Agreement will be in effect for an initial term ending on September 30, 2002 (the same term as would apply under the Current Investment Management Agreement but for the Transaction), and may be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined below under "Additional Information") of the Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose. In the event that shareholders of the Fund do not approve the New Investment Management Agreement, the Current Investment Management Agreement will terminate if the Transaction is consummated. In such event, the Board of the Company will take such action, if any, as it deems to be in the best interests of the Fund, including (without limitation) re-submitting this Proposal for shareholder approval and/or entering into an interim investment management agreement with Scudder. In the event the Transaction is not consummated, Scudder will continue to provide services to the Fund in accordance with the terms of the Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Directors. If Proposal 2 is approved, the New Investment Management Agreement will terminate upon the Fund's liquidation.

Differences Between the Current and New Investment Management Agreements

   The terms of the New Investment Management Agreement are substantially identical to the terms of the Current Investment Management Agreement, except that, to the extent permissible by law, pursuant to the New Investment Management Agreement the Investment Manager would be authorized to appoint certain of its affiliates as sub-advisers to perform certain of the Investment Manager's duties. In such cases, the Investment Manager would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid to any such affiliated sub-advisers. These affiliated sub-adivsers must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Non-interested Directors and the full Board. Shareholders of the Fund would receive prompt notice following approval by the Non-interested Directors of any adjustment. The management fee rate paid by the Fund would not increase as a result of any such action; all fees incurred by a sub-adviser will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-adviser or delegates.

   The investment management fee rate paid by the Fund under the New Investment Management Agreement is the same as that currently in effect.

  The Directors of the Company unanimously recommend that shareholders of the Fund vote FOR the approval of the New Investment Management Agreement.

         Proposal 2: Approval of a Plan of Liquidation and Dissolution

Introduction and Background

   At a meeting held on February 4, 2002, the Board, including each Non-interested Director, unanimously approved a Plan of Liquidation and Dissolution (the "Plan"), and recommended its approval by the shareholders of the Fund.

   The Fund is a diversified series of the Company, an open-end management investment company organized as a Maryland corporation and registered under the 1940 Act. The Fund offers three classes of shares: Class A, B and C (the "Shares"). The Company began operations as a closed-end fund on February 14, 1990 as The Growth Fund of Spain, Inc. On December 12, 1998, the Company was reorganized as the Growth Fund of Spain, an open-end fund that sought long-term capital appreciation by investing primarily in the equity securities of Spanish companies. On April 6, 2000, the Fund adopted its current strategy.

   The Fund seeks long-term capital appreciation. The Fund normally invests at least 65% of its total assets in common stocks of large foreign companies (stocks that are listed on foreign exchanges and are issued by foreign-based companies that have market capitalizations of $1 billion or more). The Fund expects that its regional investment allocation will remain roughly similar to those of the Morgan Stanley Capital International Europe, Austral-Asia, Far East plus Emerging Markets Free Index.

   The Plan, as approved by the Board, provides for: (1) the complete liquidation of all of the assets of the Fund; (2) a ratable distribution to shareholders of the Fund's net assets; (3) the de-registration of the Company under the 1940 Act; and (4) the subsequent dissolution of the Company as a Maryland corporation. In the event the Plan is not approved by shareholders, the Board of Directors will take such action, if any, as it considers to be in the best interests of the Fund.

Rationale for the Proposed Liquidation of the Fund

   The Investment Manager has recommended the liquidation of the Fund and dissolution of the Company based upon the Fund's continuous decline in assets levels, current low asset levels and its weak growth prospects. In making this recommendation, the Investment Manager cited the following factors. First, as of December 31, 2001, the Fund's total assets were $15 million, down from $44 million in late 2000. The median size of funds within the international funds Lipper category as of December 31, 2001 was $19.4 million. At this level of assets, the Fund is not able to achieve the economies of scale required to operate efficiently and has become less economically viable for the Investment Manager. Second, while the Fund has performed near the middle of its peer group since early 2001, when a new investment team assumed responsibility for day-to-day portfolio management (43/rd percentile within the international funds Lipper category for the one-year period ended December 31, 2001), the Fund's performance record for the five and ten year periods place it within the bottom half of its peers. Although past performance is no guarantee of future returns and in spite of the positive portfolio management changes noted above, SDI, the Fund's distributor, believes that the Fund's past performance will make the Fund less appealing to new investors. Finally, in light of these factors, marketing the Fund to retail investors in accordance with SDI's distribution strategy has proven difficult. On February 4, 2002, the Investment Manager presented its recommendation for liquidating the Fund to the Board.

   Based upon the foregoing considerations, on February 4, 2002, the Board approved the orderly liquidation of the Fund and dissolution of the Company based on its determination that such action is in the best interests of the Fund. On that date, the Board, including all of the Non-interested Directors, also adopted the Plan and directed that the Plan be submitted for consideration by the Fund's shareholders.

   At its February 4, 2002, meeting, the Board also determined to cease offering the Fund's shares to investors (with limited exceptions) as of February 5, 2002. The Fund will continue to redeem its shares until the Effective Date (as defined below).

Description of the Plan

   The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached hereto as Exhibit C. Shareholders are urged to read the Plan in its entirety.

   The Plan will become effective only upon its approval by shareholders of the Fund and the satisfactory resolution in the sole discretion of the Board of any and all claims pending against the Fund and/or its Board. On the date on which the Plan becomes effective (the "Effective Date"), the Company will cease to conduct business with respect to the Fund except as is required to carry out the terms of the Plan. Thereafter, all securities and other assets held by the Fund not already held in cash or cash equivalents will be converted to cash or cash equivalents.

   The Investment Manager will undertake to liquidate the Fund's assets at market prices and on such terms and conditions as it shall determine to be reasonable and in the best interests of the Fund and its shareholders. In no event will any of the Fund's portfolio securities be sold at a price which is less than the best price available in the public market at the time of sale.

   The proportionate interests of shareholders in the assets of the Fund will be fixed on the basis of their respective stockholdings at the close of business on the Effective Date. On the Effective Date, the books of the Fund will be closed. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect or is otherwise terminated, the shareholders' respective interests in the Fund's assets will not be transferable.

   The ratable distribution of the Fund's assets to shareholders will be made in one or more cash payments (the "Liquidation Distribution"). The Liquidation Distribution of the Fund's assets is expected to consist of cash representing all of the assets of the Fund, less the amount, if any, reserved to pay the liabilities and expenses of the Fund. The expenses incurred in carrying out this Plan will be borne by Scudder.

   At present, the date or dates on which the Fund will be liquidated and the Liquidation Distribution that will be paid to shareholders are not known to the Company, but it is anticipated that, if shareholders adopt the Plan at the Meeting, it is proposed that the liquidation and payment of the Liquidation Distribution will occur in late May, 2002. Shareholders would receive their distributions without any further action on their part.

   The Plan will not affect the right of a shareholder to redeem his or her shares of the Fund. Therefore, a shareholder may redeem Shares at any time prior to the liquidation date in accordance with the redemption procedures set forth in the Fund's prospectus without the necessity of waiting for the Fund to take any action.

   The Plan also provides that the Directors shall have the authority to authorize such variations from or amendments to the provisions of the Plan (other than the terms of the Liquidation Distribution) as may be necessary or appropriate to carry out the purposes of the Plan. None of the shareholders of the Fund will be entitled to exercise any dissenter's rights or appraisal rights regarding the liquidation of the Fund's assets or the dissolution of the Company under either the Plan, the 1940 Act or Maryland Law.

Federal Income Tax Consequences

   The following summary provides general information with regard to the federal income tax consequences to shareholders relating to receipt of the Liquidation Distribution from the Fund pursuant to the provisions of the Plan. This summary also discusses the effect of federal income tax provisions on the Fund resulting from its liquidation and the dissolution of the Company. The Fund has not sought a ruling from the Internal Revenue Service with respect to this liquidation and dissolution.

   As discussed above, pursuant to the Plan, the Fund will sell its assets and distribute the proceeds to its shareholders. The Company anticipates that the Fund will retain its qualification as a regulated investment company under the Code during the liquidation period and will not be taxed on any of the income realized from this sale of assets.

   For federal income tax purposes, a shareholder's receipt of the Liquidation Distribution will be a taxable event and will be treated as a sale of the shareholder's Shares in exchange for the Liquidation Distribution. Each shareholder will recognize a gain or loss in an amount equal to the difference between the Liquidation Distribution he or she receives and the adjusted tax basis of his or her Shares. Assuming the shareholder holds his or her Shares as a capital asset, the gain or loss generally will be treated as a capital gain or loss. If the Shares have been held for more than one year, the gain or loss will constitute a long-term capital gain or loss; otherwise, the gain or loss will constitute a short-term capital gain or loss. Shareholders should be aware that the Fund will be required to withhold 30% of the Liquidation Distribution proceeds payable to any individual and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or who are otherwise subject to backup withholding. It is anticipated that the Liquidation Distribution will occur in late May, 2002. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its individual U.S. shareholders resulting from the liquidation of the Fund. This summary does not address the particular federal income tax consequences applicable to shareholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences of the liquidation may affect shareholders differently depending upon their particular tax situations, and, accordingly, this summary is not a substitute for careful tax planning on an individual basis.

   SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE THE FEDERAL, STATE, AND OTHER INCOME TAX CONSEQUENCES OF RECEIVING THE LIQUIDATION DISTRIBUTION WITH RESPECT TO THEIR PARTICULAR TAX CIRCUMSTANCES.

Fund Activity Following the Liquidation

   Following liquidation, the Company intends to file an application with the SEC to de-register as an investment company under the 1940 Act. The Company will also file Articles of Dissolution in accordance with applicable provisions of Maryland law.

  The Directors of the Company unanimously recommend that shareholders of the Fund vote FOR the approval of the Plan to liquidate the Fund and dissolve the
                                   Company.

                            ADDITIONAL INFORMATION

General

   The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of the Company, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

   Any Fund shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement.

   The presence at the Meeting, in person or by proxy, of the holders of at least one-third of the shares entitled to be cast of the Fund shall be necessary and sufficient to constitute a quorum for the transaction of business.

   In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

   Approval of Proposal 1 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Approval of Proposal 2 requires the affirmative vote of the holders of more than 50% of the outstanding voting securities of the Fund.

   Abstentions will have the effect of a "no" vote on Proposal 1. Abstentions and broker non-votes will have the effect of a "no" vote on Proposal 2, but will be counted toward the one-third requirement for presence of a quorum for the Fund. Broker non-votes will have the effect of a "no" vote on Proposal 1 if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes for Proposal 1 and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting. Broker non-votes are not likely to be relevant to Proposal 1 because the Fund has been advised by the New York Stock Exchange that Proposal 1 to be voted upon by the shareholders involves matters that the New York Stock Exchange considers to be routine and within the discretion of brokers to vote if no customer instructions are received.

   If shareholder approval of Proposal 1 is not obtained prior to the closing of the Transaction, Scudder would propose to enter into an interim advisory agreement with your Fund, pursuant to Rule 15a-4 under the 1940 Act. The interim agreement, which would take effect upon completion of the acquisition of Scudder by Deutsche Bank, would be in substantially the same form as the New Investment Management Agreement, but would not include the new provisions regarding flexibility in managing assets and would include special provisions required by Rule 15a-4, including:

  .  a maximum term of 150 days;

  . a provision that the Board or holders of a majority of the Fund's shares may terminate the agreement at any time without penalty on not more than 10 days' written notice; and

  . a provision that the compensation earned by Scudder under the agreement would be held in an interest-bearing escrow account until shareholder approval of the New Investment Management Agreement is obtained, after which the amount in the escrow account (together with any interest) would be paid to Scudder.

   If the Fund, relying on Rule 15a-4, has not received the requisite shareholder approval for the New Investment Management Agreement within 150 days after completion of the acquisition of Scudder by Deutsche Bank, fees (less reasonable expenses) would be returned and the Board will consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

   Holders of record of the shares of the Fund at the close of business on February 8, 2002, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of December 31, 2001, the Fund had 2,791,433 shares outstanding.

   To the best of the Company's knowledge, as of December 31, 2001, no person owned beneficially more than 5% of the Fund's outstanding shares, except as stated in Appendix 5.

   Appendix 6 lists the amount of shares of the Fund owned directly or beneficially by the Directors and officers of the Fund.

   Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of $4,850, plus expenses. Such exepenses will be borne by Scudder. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

   Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

   If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Georgeson toll-free at (866) 515-0333. Any proxy given by a shareholder is revocable until voted at the Meeting.

Shareholder Proposals for Subsequent Meetings

   Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Zurich

Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion. If Proposal 2 is approved, the Fund is not expected to hold any further shareholder meetings.

Other Matters to Come Before the Meeting

   The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,
/s/ JOHN MILLETTE
John Millette
Secretary

                        INDEX OF EXHIBITS AND APPENDICES

EXHIBIT A:             FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

EXHIBIT B:             MANAGEMENT FEE RATES FOR FUNDS MANAGED BY SCUDDER WITH
                       SIMILAR INVESTMENT OBJECTIVES

EXHIBIT C:             PLAN OF LIQUIDATION AND DISSOLUTION

APPENDIX 1:            INFORMATION REGARDING SCUDDER

APPENDIX 2:            FEES PAID TO SFAC, SISC AND SDI

APPENDIX 3:            FUND MANAGEMENT FEE RATES, NET ASSETS AND AGGREGATE
                       MANAGEMENT FEES

APPENDIX 4:            ADMINISTRATIVE SERVICES FEES

APPENDIX 5:            BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

APPENDIX 6:            FUND SHARES OWNED BY DIRECTORS AND OFFICERS

APPENDIX 7:            OFFICERS

                                   EXHIBIT A

                                    FORM OF
                      NEW INVESTMENT MANAGEMENT AGREEMENT

                   Scudder International Research Fund, Inc.
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                                                   [Date], 2002

Zurich Scudder Investments, Inc.
[address]

                        Investment Management Agreement

Ladies and Gentlemen:

   Scudder International Research Fund, Inc. ("Corporation") has been established as a Maryland corporation to engage in the business of an investment company. Pursuant to the Corporation's Articles of Incorporation, as amended from time to time ("Articles"), the Board of Directors is authorized to issue the Corporation's shares of common stock (the "Shares"), in separate series, or funds. The Board of Directors has authorized Scudder International Research Fund (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Directors.

   The Corporation, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Corporation on behalf of the Fund agrees with you as follows:

   1. Delivery of Documents. The Corporation engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Corporation's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Corporation under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Corporation. The Corporation has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Corporation and the Fund:

      (a)  The Articles, as amended to date.

      (b) By-Laws of the Corporation as in effect on the date hereof (the "By-Laws").

      (c) Resolutions of the Directors of the Corporation and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

   The Corporation will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

   2. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Corporation's Board of Directors. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Corporation. You shall also make available to the Corporation promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Corporation in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Corporation are being conducted in a manner consistent with applicable laws and regulations.

   You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

   You shall furnish to the Corporation's Board of Directors periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Corporation's officers or Board of Directors shall reasonably request.

   3. Delegation of Portfolio Management Services. Subject to the prior approval of a majority of the members of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, you may, through a sub-advisory agreement or other arrangement, delegate to any other company that you control, are controlled by, or are under common control with, or to specified employees of any such companies, or to more than one such company, certain of your duties enumerated in section 2 hereof; provided, that you shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve you of any of your obligations hereunder.

   Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Fund that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by you under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by you, subject to the prior approval of a majority of the members of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act.

   4. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Corporation administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Corporation's Board of Directors and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Corporation as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Corporation's Board of Directors. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

   5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Directors, officers and executive employees of the Corporation (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Corporation, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 4 hereof.

   You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Directors and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Corporation; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Corporation is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Corporation business) of Directors, officers and employees of the Corporation who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Directors and officers of the Corporation; and costs of shareholders' and other meetings.

   You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Corporation on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

   6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, 4, and 5 hereof, the Corporation on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of [see Appendix 3 to this Proxy Statement for the investment management fee rate paid by the Fund] over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

   The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

   You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

   7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

   Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Corporation. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

   8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Corporation agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Corporation, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

   9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 2002, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Corporation, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

   This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Corporation's Board of Directors on 60 days' written notice to you, or by you on 60 days' written notice to the Corporation. This Agreement shall terminate automatically in the event of its assignment.

   This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

   10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

   11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

   This Agreement shall be construed in accordance with the laws of The State of Maryland provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

   This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Corporation on behalf of the Fund.

   If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Corporation, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

          Yours very truly,

          Scudder International Research Fund, Inc.

          By:__________________________________________
             Vice President

   The foregoing Agreement is hereby accepted as of the date hereof.

          ZURICH SCUDDER INVESTMENTS, INC.

          By:__________________________________________
             President

                                   EXHIBIT B

               MANAGEMENT FEE RATES FOR FUNDS MANAGED BY SCUDDER
                      WITH SIMILAR INVESTMENT OBJECTIVES

Fund                                                Objective                           Fee Rate+            Net Assets*
----                                                ---------                           --------            -------------

Asset Allocation Funds Series

Scudder Pathway Series: Growth     Long-term growth of capital.                There will be no fee as the  $ 237,107,578
 Portfolio                                                                     Investment Manager will
                                                                               receive a fee from the
                                                                               underlying funds.

U.S. Equity/Growth Style Funds

Scudder 21/st/ Century Growth Fund Long-term growth of capital by investing in 0.750% to $500 million       $ 318,528,621
                                   common stocks of emerging growth            0.700% next $500 million
                                   companies that the advisor believes are     0.650% over $1 billion
                                   poised to be leaders in the new century.

Scudder Aggressive Growth Fund     Capital appreciation through the use of     Base investment              $ 159,724,463
                                   aggressive investment techniques.           management fee of 0.650%
                                                                               of net assets plus or minus
                                                                               an incentive fee based upon
                                                                               the investment performance
                                                                               of the Fund's Class A shares
                                                                               as compared with the
                                                                               performance of the Standard
                                                                               & Poor's 500 Stock Index,
                                                                               which may result in a total
                                                                               fee ranging from 0.450% to
                                                                               0.850% of net assets

Fund                                            Objective                          Fee Rate+              Net Assets*
----                                            ---------                          ----------           --------------

Scudder Blue Chip Fund          Growth of capital and income.              0.580% to $250 million       $  786,528,057
                                                                           0.550% next $750 million
                                                                           0.530% next $1.5 billion
                                                                           0.510% next $2.5 billion
                                                                           0.480% next $2.5 billion
                                                                           0.460% next $2.5 billion
                                                                           0.440% next $2.5 billion
                                                                           0.420% over $12.5 billion

Scudder Capital Growth Fund     Long-term capital growth while actively    0.580% to $3 billion         $1,671,706,984
                                seeking to reduce downside risk compared   0.555% next $1 billion
                                with other growth mutual funds.            0.530% over $4 billion

Scudder Development Fund        Long-term capital appreciation by          0.850% to $1 billion         $  445,769,912
                                investing primarily in U.S. companies with 0.800% next $500 million
                                the potential for above-average growth.    0.750% over $1.5 billion

Scudder Focus Growth Fund       Long-term growth of capital.               0.700% to $250 million       $    1,660,237
                                                                           0.670% next $750 million
                                                                           0.650% next $1.5 billion
                                                                           0.630% over $2.5 billion/++/

Scudder Focus Value+Growth Fund Growth of capital through a portfolio of   0.720% to $250 million       $  120,916,447
                                growth and value stocks.                   0.690% next $750 million
                                                                           0.660% next $1.5 billion
                                                                           0.640% next $2.5 billion
                                                                           0.600% next $2.5 billion
                                                                           0.580% next $2.5 billion
                                                                           0.560% next $2.5 billion
                                                                           0.540% over $12.5 billion

Scudder Growth Fund             Growth of capital through professional     0.580% to $250 million       $1,520,557,389
                                management and diversification of          0.550% next $750 million
                                investments in securities that the         0.530% next $1.5 billion
                                investment manager believes have the       0.510% next $2.5 billion
                                potential for capital appreciation.        0.480% next $2.5 billion
                                                                           0.460% next $2.5 billion
                                                                           0.440% next $2.5 billion
                                                                           0.420% over $12.5 billion

Fund                                               Objective                            Fee Rate+           Net Assets*
----                                               ---------                            --------            ------------

Scudder Health Care Fund          Long-term growth of capital by investing at  0.850% to $500 million       $235,718,201
                                  least 80% of total assets in common stocks   0.800% over $500 million
                                  companies in the health care sector.

Scudder Large Company Growth      Long-term growth of capital by investing at  0.700% to $1.5 billion       $955,238,753
Fund                              least 65% of its assets in large U.S.        0.650% next $500 million
                                  companies (those with a market value of      0.600% over $2 billion
                                  $1 billion or more).

Scudder Research Fund             Long-term growth of capital.                 0.700% to $250 million       $  3,163,209
                                                                               0.670% next $750 million
                                                                               0.650% next $1.5 billion
                                                                               0.630% over $2.5 billion/++/

Scudder S&P 500 Index Fund        Investment results that, before expenses,    0.150% of net assets         $861,675,693
                                  correspond to the total return of common
                                  stocks publicly traded in the United States,
                                  as represented by the Standard & Poor's
                                  500 Composite Stock Price Index (S&P
                                  500 Index).

Scudder S&P 500 Stock Fund        Returns that, before expenses, correspond    0.400% to $100 million       $ 64,797,072
                                  to the total return of U.S. common stocks    0.360% next $100 million
                                  as represented by the Standard & Poor's      0.340% over $200 million/++/
                                  500 Composite Stock Price Index (S&P
                                  500 index).

Scudder Select 500 Fund           Long-term growth and income by investing     0.500% to $500 million       $ 36,402,564
                                  at least 80% of total assets in common       0.475% next $500 million
                                  stocks of companies that are included in     0.450% over $1 billion/++/
                                  the Standard & Poor's Composite Stock
                                  Price Index (S&P 500 index).

Scudder Select 1000 Growth Fund   Long-term growth by investing at least       0.500% to $500 million       $ 23,922,571
                                  80% of total assets in common stocks of      0.475% next $500 million
                                  companies that are included in the Russell   0.450% over $1 billion/++/
                                  1000 Growth Index.

Fund                                                Objective                           Fee Rate+            Net Assets*
----                                                ---------                           --------            --------------

Scudder Dynamic Growth Fund        Maximum appreciation of investors'          Base investment              $  405,852,514
                                   capital.                                    management fee of 0.650%
                                                                               of net assets plus or minus
                                                                               an incentive fee based upon
                                                                               the investment performance
                                                                               of the Fund's Class A shares
                                                                               as compared with the
                                                                               performance of the Standard
                                                                               & Poor's 500 Stock Index,
                                                                               which may result in a total
                                                                               fee ranging from 0.350% to
                                                                               0.950% of net assets

Scudder Small Company Stock Fund   Long-term capital growth while actively     0.750% to $500 million       $   75,479,138
                                   seeking to reduce downside risk as          0.700% next $500 million
                                   compared with other small company stock     0.650% over $1 billion
                                   funds.

Scudder Technology Fund            Growth of capital.                          0.580% to $250 million       $2,151,276,379
                                                                               0.550% next $750 million
                                                                               0.530% next $1.5 billion
                                                                               0.510% next $2.5 billion
                                                                               0.480% next $2.5 billion
                                                                               0.460% next $2.5 billion
                                                                               0.440% next $2.5 billion
                                                                               0.420% over $12.5 billion

Scudder Technology Innovation Fund Long-term growth of capital by investing at 0.850% to $500 million       $  412,185,994
                                   least 80% of total assets in common stocks  0.800% next $500 million
                                   of companies in the technology sector.      0.750% next $500 million
                                                                               0.700% next $500 million
                                                                               0.650% over $2 billion

Scudder Total Return Fund          Highest total return, a combination of      0.580% to $250 million       $2,872,748,836
                                   income and capital appreciation,            0.550% next $750 million
                                   consistent with reasonable risk.            0.530% next $1.5 billion
                                                                               0.510% next $2.5 billion
                                                                               0.480% next $2.5 billion
                                                                               0.460% next $2.5 billion
                                                                               0.440% next $2.5 billion
                                                                               0.420% over $12.5 billion

Fund                                               Objective                          Fee Rate+          Net Assets*
----                                               ---------                          --------          --------------

U.S. Equity/Value Style Funds

Scudder Contrarian Fund           Long-term capital appreciation, with        0.750% to $250 million    $  213,387,619
                                  current income as a secondary objective.    0.720% next $750 million
                                                                              0.700% next $1.5 billion
                                                                              0.680% next $2.5 billion
                                                                              0.650% next $2.5 billion
                                                                              0.640% next $2.5 billion
                                                                              0.630% next $2.5 billion
                                                                              0.620% over $12.5 billion

Scudder-Dreman Financial Services Long-term capital appreciation by           0.750% to $250 million    $  174,377,929
 Fund                             investing primarily in common stocks and    0.720% next $750 million
                                  other equity securities of companies in the 0.700% next $1.5 billion financial services industry believed by the 0.680% next $2.5 billion
                                  Fund's investment manager to be             0.650% next $2.5 billion
                                  undervalued.                                0.640% next $2.5 billion
                                                                              0.630% next $2.5 billion
                                                                              0.620% over $12.5 billion

Scudder-Dreman High Return Equity High rate of total return.                  0.750% to $250 million    $4,140,687,437
 Fund                                                                         0.720% next $750 million
                                                                              0.700% next $1.5 billion
                                                                              0.680% next $2.5 billion
                                                                              0.650% next $2.5 billion
                                                                              0.640% next $2.5 billion
                                                                              0.630% next $2.5 billion
                                                                              0.620% over $12.5 billion

Scudder-Dreman Small Cap Value    Long-term capital appreciation.             0.750% to $250 million    $  373,728,181
 Fund                                                                         0.720% next $750 million
                                                                              0.700% next $1.5 billion
                                                                              0.680% next $2.5 billion
                                                                              0.650% next $2.5 billion
                                                                              0.640% next $2.5 billion
                                                                              0.630% next $2.5 billion
                                                                              0.620% over $12.5 billion

Fund                                              Objective                           Fee Rate+            Net Assets*
----                                              ---------                           --------            --------------

Scudder Focus Value+Growth       Growth of capital through a portfolio of    0.720% to $250 million       $  120,916,447
Fund                             growth and value stocks.                    0.690% next $750 million
                                                                             0.660% next $1.5 billion
                                                                             0.640% next $2.5 billion
                                                                             0.600% next $2.5 billion
                                                                             0.580% next $2.5 billion
                                                                             0.560% next $2.5 billion
                                                                             0.540% over $12.5 billion

Scudder Large Company Value      Maximum long-term capital appreciation      0.600% to $1.5 billion       $2,758,218,541
Fund                             through a value-oriented investment         0.575% next $500 million
                                 program.                                    0.550% next $1 billion
                                                                             0.525% next $1 billion
                                                                             0.500% next $1 billion
                                                                             0.475% over $5 billion

Scudder Small Company Value      Long-term growth of capital by investing at 0.750% to $500 million       $  221,483,843
Fund                             least 90% of total assets in undervalued    0.700% over $500 million/++/
                                 common stocks of small U.S. companies.

Global Growth Funds

Scudder Global Discovery Fund    Above-average capital appreciation over     1.100% of net assets         $  508,768,768
                                 the long term.

Scudder Emerging Markets         Long-term growth of capital.                1.250% to $500 million       $   42,196,327
Growth Fund                                                                  1.200% over $500 million

Scudder Global Fund              Long-term growth while actively seeking     1.000% to $500 million       $1,252,010,279
                                 to reduce downside risk as compared with    0.950% next $500 million
                                 other global growth funds.                  0.900% next $500 million
                                                                             0.850% next $500 million
                                                                             0.800% over $2 billion

Scudder Gold Fund                Maximum return (principal change and        1.000% to $500 million       $   98,333,874
                                 income) by investing, under normal          0.950% over $500 million
                                 market conditions, at least 65% of total
                                 assets in common stocks and other
                                 equities of U.S. and foreign gold-related
                                 companies and in gold coin bullion.

Fund                                                  Objective                           Fee Rate+          Net Assets*
----                                                  ---------                           --------          --------------

Scudder Greater Europe Growth Fund  Long-term growth of capital by investing at   1.000% to $1 billion      $  725,235,585
                                    least 80% of its total assets in European     0.900% next $500 million
                                    common stocks and other equities              0.850% next $500 million
                                    (equities that are traded mainly on           0.800% over $2 billion
                                    European markets or are issued by
                                    companies organized under the laws of
                                    Europe or do more than half of their
                                    business there).

Scudder International Fund          Long-term growth of capital by investing at   0.675% to $6 billion      $3,751,901,605
                                    least 65% of its total assets in foreign      0.625% next $1 billion
                                    equities (equities issued by foreign-based    0.600% over $7 billion
                                    companies and listed on foreign
                                    exchanges).

Scudder International Research Fund Long-term capital appreciation.               0.750% to $250 million    $   14,885,633
                                                                                  0.720% next $750 million
                                                                                  0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

Scudder Latin America Fund          Long-term capital appreciation by             1.250% to $400 million    $  295,145,336
                                    investing at least 65% of its total assets in 1.150% over $400 million equities (equities that are traded mainly on
                                    Latin American markets, issued or
                                    guaranteed by a Latin American
                                    government or issued by a company
                                    organized under the laws of a Latin
                                    American country or any company with
                                    more than half of its business in Latin
                                    America).

Fund                                                 Objective                              Fee Rate+           Net Assets*
----                                                 ---------                              --------            ------------

Scudder New Europe Fund            Long-term capital appreciation.                0.750% to $250 million        $187,190,645
                                                                                  0.720% next $750 million
                                                                                  0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

Scudder Pacific Opportunities Fund Long-term growth of capital by investing at    0.850% to $250 million        $ 75,709,280
                                   least 65% of its total assets in Pacific Basin 0.820% next $750 million
                                   common stocks and other equities               0.800% next $1.5 billion
                                   (equities that are traded mainly on Pacific    0.780% next $2.5 billion
                                   Basin markets, issued by companies             0.750% next $2.5 billion
                                   organized under the laws of a Pacific          0.740% next $2.5 billion
                                   Basin country or issued by any company         0.730% next $2.5 billion
                                   with more than half of its business in the     0.720% over $12.5 billion
                                   Pacific Basin).

The Japan Fund, Inc.               Long-term capital appreciation by              0.850% to $100 million        $325,168,105
                                   investing at least 80% of net assets in        0.750% next $200 million
                                   Japanese securities (issued by Japan-based     0.700% next $300 million
                                   companies or their affiliates, or by any       0.650% over $600 million
                                   company that derives more than half of its
                                   revenue from Japan) through investment
                                   primarily in equity securities, (including
                                   American Depository Receipts of Japanese
                                   companies).

Closed-End Funds

Scudder New Asia Fund, Inc.        Long term capital appreciation through         1.250% to $75 million         $ 93,220,957
                                   investment primarily in equity securities of   1.150% next $125 million
                                   Asian companies.                               1.100% over $200 million/(1)/

The Brazil Fund, Inc.              Long term capital appreciation through         1.200% to $150 million        $322,717,275
                                   investment primarily in equity securities of   1.050% next $150 million
                                   Brazilian issuers.                             1.000% next $200 million
                                                                                  0.900% over $500 million/(1)/

Fund                                             Objective                             Fee Rate+            Net Assets*
----                                             ---------                             --------             ------------

The Korea Fund, Inc.            Long term capital appreciation through       1.150% to $50 million          $650,553,193
                                investment primarily in equity securities of 1.100% next $50 million
                                Korean companies.                            1.000% next $250 million
                                                                             0.950% next $400 million
                                                                             0.900% next $300 million
                                                                             0.850% over $1.05 billion/(2)/

Insurance/Annuity Products

21/st/ Century Growth Portfolio Long-term growth of capital by investing     0.875% of net assets           $ 44,574,276
                                primarily in equity securities issued by
                                emerging growth companies.

Balanced Portfolio              Balance of growth and income from a          0.475% of net assets           $172,576,748
                                diversified portfolio of equity and fixed-
                                income securities.

Capital Growth Portfolio        Maximize long-term capital growth            0.475% to $500 million         $866,723,058
                                through a broad and flexible investment      0.450% next $500 million
                                program.                                     0.425% over $1 billion

Global Discovery Portfolio      Above-average capital appreciation over      0.975% of net assets           $157,041,490
                                the long term by investing primarily in the
                                equity securities of small companies
                                located throughout the world.

Growth and Income Portfolio     Long-term growth of capital, current         0.475% of net assets           $195,222,753
                                income and growth of income.

Health Sciences Portfolio       Long-term growth of capital by investing at  0.750% to $250 million         $ 55,978,252
                                least 80% of total assets in common stocks   0.725% next $750 million
                                of companies in the health care sector.      0.700% next $1.5 billion
                                                                             0.680% next $2.5 billion
                                                                             0.650% next $2.5 billion
                                                                             0.640% next $2.5 billion
                                                                             0.630% next $2.5 billion
                                                                             0.620% over $12.5 billion

Fund                                                     Objective                          Fee Rate+         Net Assets*
----                                                     ---------                          --------          ------------

International Portfolio                  Long-term growth of capital primarily      0.875% to $500 million    $515,859,726
                                         through diversified holdings of            0.725% over $500 million
                                         marketable foreign equity investments.

Scudder Aggressive Growth Portfolio      Capital appreciation through the use of    0.750% to $250 million    $ 70,506,554
                                         aggressive investment techniques.          0.720% next $750 million
                                                                                    0.700% next $1.5 billion
                                                                                    0.680% next $2.5 billion
                                                                                    0.650% next $2.5 billion
                                                                                    0.640% next $2.5 billion
                                                                                    0.630% next $2.5 billion
                                                                                    0.620% over $12.5 billion

Scudder Blue Chip Portfolio              Growth of capital and of income.           0.650% of net assets      $239,669,789

Scudder Contrarian Value Portfolio       High rate of total return.                 0.750% of net assets      $256,883,855

Scudder Global Blue Chip Portfolio       Long-term capital growth.                  1.000% to $250 million    $ 44,457,753
                                                                                    0.950% next $500 million
                                                                                    0.900% next $750 million
                                                                                    0.850% next $1.5 billion
                                                                                    0.800% over $3 billion

Scudder Growth Portfolio                 Maximum appreciation of capital.           0.600% of net assets      $419,560,868

Scudder International Research           Long-term capital appreciation.            0.750% of net assets      $121,138,031
Portfolio

Scudder New Europe Portfolio             Long-term capital appreciation.            1.000% to $250 million    $ 23,171,630
                                                                                    0.950% next $500 million
                                                                                    0.900% next $750 million
                                                                                    0.850% next $1.5 billion
                                                                                    0.800% over $3 billion

Scudder Small Cap Growth Portfolio       Maximum appreciation of investors'         0.650% of net assets      $232,300,366
                                         capital.

Fund                                                    Objective                          Fee Rate+         Net Assets*
----                                                    ---------                          --------          ------------

Scudder Technology Growth Portfolio     Growth of capital.                         0.750% to $250 million    $350,522,984
                                                                                   0.720% next $750 million
                                                                                   0.700% next $1.5 billion
                                                                                   0.680% next $2.5 billion
                                                                                   0.650% next $2.5 billion
                                                                                   0.640% next $2.5 billion
                                                                                   0.630% next $2.5 billion
                                                                                   0.620% over $12.5 billion

Scudder Total Return Portfolio          High total return, a combination of income 0.550% of net assets      $861,012,522
                                        and capital appreciation.

Scudder Focus Value+Growth Portfolio    Growth of capital through a portfolio of   0.750% of net assets      $139,805,320
                                        growth and value stocks.

SVS Dreman Financial Services Portfolio Long-term capital appreciation.            0.750% to $250 million    $117,047,378
                                                                                   0.720% next $750 million
                                                                                   0.700% next $1.5 billion
                                                                                   0.680% next $2.5 billion
                                                                                   0.650% next $2.5 billion
                                                                                   0.640% next $2.5 billion
                                                                                   0.630% next $2.5 billion
                                                                                   0.620% over $12.5 billion

SVS Dreman High Return Equity           High rate of total return.                 0.750% to $250 million    $443,396,453
 Portfolio                                                                         0.720% next $750 million
                                                                                   0.700% next $1.5 billion
                                                                                   0.680% next $2.5 billion
                                                                                   0.650% next $2.5 billion
                                                                                   0.640% next $2.5 billion
                                                                                   0.630% next $2.5 billion
                                                                                   0.620% over $12.5 billion

SVS Dreman Small Cap Value Portfolio    Long-term capital appreciation.            0.750% of net assets      $193,734,241

SVS Dynamic Growth Portfolio            Long-term capital growth.                  1.000% to $250 million    $ 23,172,231
                                                                                   0.975% next $250 million
                                                                                   0.950% next $500 million
                                                                                   0.925% next $1.5 billion
                                                                                   0.900% over $2.5 billion

Fund                                                Objective                           Fee Rate+         Net Assets*
----                                                ---------                           --------          ------------

SVS Focused Large Cap Growth       Growth through long-term capital             0.950% to $250 million    $ 60,107,695
 Portfolio                         appreciation.                                0.925% next $250 million
                                                                                0.900% next $500 million
                                                                                0.875% next $1.5 billion
                                                                                0.850% over $2.5 billion

SVS Growth and Income Portfolio    Long-term capital growth and current         0.950% to $250 million    $178,848,733
                                   income.                                      0.925% next $250 million
                                                                                0.900% next $500 million
                                                                                0.875% next $1.5 billion
                                                                                0.850% over $2.5 billion

SVS Growth Opportunities Portfolio Long-term growth of capital in a manner      0.950% to $250 million    $163,896,727
                                   consistent with the preservation of capital. 0.925% next $250 million
                                                                                0.900% next $500 million
                                                                                0.875% next $1.5 billion
                                                                                0.850% over $2.5 billion

SVS Index 500 Portfolio            Returns that, before expenses, correspond    0.440% to $200 million    $219,309,631
                                   to the total return of U.S. common stocks    0.400% next $550 million
                                   as represented by the Standard & Poor's      0.380% next $1.25 billion
                                   500 Composite Stock Price Index (S&P         0.365% next $3 billion
                                   500 Index).                                  0.335% over $5 billion++

SVS Mid Cap Growth Portfolio       Capital appreciation.                        1.000% to $250 million    $ 48,190,650
                                                                                0.975% next $250 million
                                                                                0.950% next $500 million
                                                                                0.925% next $1.5 billion
                                                                                0.900% over $2.5 billion

SVS Strategic Equity Portfolio     Long-term capital growth.                    0.950% to $250 million    $ 43,784,980
                                                                                0.925% next $250 million
                                                                                0.900% next $500 million
                                                                                0.875% next $1.5 billion
                                                                                0.850% over $2.5 billion

SVS Venture Value Portfolio        Growth of capital.                           0.950% to $250 million    $108,785,954
                                                                                0.925% next $250 million
                                                                                0.900% next $500 million
                                                                                0.875% next $1.5 billion
                                                                                0.850% over $2.5 billion

Fund                                                 Objective                        Fee Rate+       Net Assets*
----                                                 ---------                        --------        ------------

Target Funds

Scudder Retirement Fund--Series IV  Long-term capital growth with guaranteed     0.500% of net assets $ 92,519,779
                                    return of investment on the maturity date
                                    to investors who reinvest all dividends and
                                    hold their shares to the maturity date.

Scudder Retirement Fund--Series V   Long-term capital growth with guaranteed     0.500% of net assets $ 95,969,980
                                    return of investment on the maturity date
                                    to investors who reinvest all dividends and
                                    hold their shares to the maturity date.

Scudder Retirement Fund--Series VI  Long-term capital growth with guaranteed     0.500% of net assets $ 55,139,046
                                    return of investment on the maturity date
                                    to investors who reinvest all dividends and
                                    hold their shares to the maturity date.

Scudder Retirement Fund--Series VII Long-term capital growth with guaranteed     0.500% of net assets $ 41,353,502
                                    return of investment on the maturity date
                                    to investors who reinvest all dividends and
                                    hold their shares to the maturity date.

Scudder Target 2010 Fund            To provide a guaranteed return of            0.500% of net assets $ 77,860,228
                                    investment on the Maturity Date
                                    (November 15, 2010) to investors who
                                    reinvest all dividends and hold their shares
                                    to the Maturity Date, and to provide long-
                                    term growth of capital.

Scudder Target 2011 Fund            To provide a guaranteed return of            0.500% of net assets $113,833,066
                                    investment on the Maturity Date (August
                                    15, 2011) to investors who reinvest all
                                    dividends and hold their shares to the
                                    Maturity Date, and to provide long-term
                                    growth of capital.

Fund                                         Objective                        Fee Rate+       Net Assets*
----                                         ---------                        --------        -----------

Scudder Target 2012 Fund    To provide a guaranteed return of            0.500% of net assets $92,702,639
                            investment on the Maturity Date
                            (February 15, 2012) to investors who
                            reinvest all dividends and hold their shares
                            to the Maturity Date, and to provide long-
                            term growth of capital.

Scudder Worldwide 2004 Fund Total return with guaranteed return of       0.600% of net assets $20,320,036
                            investment on the Maturity Date
                            (November 15, 2004) to investors who
                            reinvest all their dividends and hold their
                            shares to the Maturity Date.

--------
/*/ Unless otherwise noted, the information provided is shown as of the end of each fund's most recent fiscal year.
+ Unless otherwise noted, the investment management fee rates provided below are based on the average daily net assets of a Fund.
/++/ Subject to waiver and/or expense limitations.
/(1)/ Based on average weekly net assets.
/(2)/ Based on average monthly net assets.

                                   EXHIBIT C

                   SCUDDER INTERNATIONAL RESEARCH FUND, INC.

                      PLAN OF LIQUIDATION AND DISSOLUTION

   This Plan of Liquidation and Dissolution (the "Plan") of Scudder International Research Fund, Inc. (the "Company"), a corporation organized and existing under the laws of the State of Maryland and registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is intended to accomplish the complete liquidation of the Company's sole series of shares, Scudder International Research Fund (the "Fund"), and dissolution of the Company in conformity with the provisions of the Company's Articles of Incorporation, By-Laws and Maryland law.

       (a) Effective Date of Plan. The Plan shall become effective only upon approval of the liquidation of the Fund and of the dissolution of the Company by the shareholders of the Fund and the satisfactory resolution in the sole discretion of the Board of Directors of any and all claims pending against the Fund and/or its Board of Directors. The date on which the Plan becomes effective is hereinafter called the "Effective Date."

       (b) Cessation of Business. After the Effective Date, the Company shall cease its operations, and thereafter, shall not engage in any business activities except for the purposes of liquidating and preserving the value of the Fund's assets and distributing such assets to the Fund's shareholders in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund.

       (c) Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective stockholdings at the close of business on the Effective Date. On the Effective Date, the books of the Fund shall be closed. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect for any reason or is otherwise terminated, the shareholders' respective interests in the Fund's assets shall not be transferable.

       (d) Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, all portfolio securities of the Fund not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

       (e) Payments of Debts. As soon as practicable after the Effective Date, the Fund shall determine and shall pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the Liquidation Distribution provided for in Section 6 below.

       (f) Liquidating Distribution. The Fund's assets shall be distributed ratably among the shareholders of record of the Fund as of the Effective Date in one or more cash payments. The distribution of the Fund's assets (the "Liquidation Distribution") is expected to consist of cash representing all the assets of the Fund, less the amount, if any, reserved to pay creditors of the Fund.

       (g) Deregistration and Dissolution. As soon as practicable after the Effective Date, the Company shall be deregistered as an investment company under the Investment Company Act and dissolved as a corporation pursuant to applicable provisions of Maryland law.

       (h) Expenses of the Liquidation and Dissolution. All of the expenses incurred in carrying out this Plan shall be borne by Zurich Scudder Investments, Inc.

       (i) Power of Board of Directors. The Board of Directors and, subject to the direction of the Board of Directors, the officers of the Company, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including preparing and executing documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. The death, resignation or other disability of any director or any officer of the Company shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.

       (j) Amendment of Plan. The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan (other than the terms of the Liquidation Distribution) as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the Company, and the distribution of assets to shareholders in accordance with the purposes to be accomplished by the Plan. In addition, the Board of Directors may terminate this Plan, before or after shareholder approval, if it determines that termination would be advisable and in the best interests of the Fund and its shareholders.

                                  APPENDIX 1

                         INFORMATION REGARDING SCUDDER

   Zurich Scudder Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. It was established as a partnership in 1919 and restructured as a Delaware corporation in 1985. Its first fund was launched in 1928. As of December 31, 2001, Scudder had approximately $328 billion in assets under management. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

   As of December 31, 2001, the outstanding securities of Scudder are held of record as follows: 1.31% by Zurich Insurance Company, 54 Thompson Street, Third Floor, New York, New York 10012; 37.78% and 16.06% by Zurich Holding Company of America ("ZHCA"), 1400 American Lane, Schaumburg, Illinois, 60196 and Zurich Financial Services (UKISA) Limited, 22 Arlington Street, London SW1A, 1RW United Kingdom, respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.14% by ZKI Holding Corporation ("ZKIH"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZHCA; 13.91% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of Scudder's employee and retired employee stockholders pursuant to a Second Amended and Restated Security Holders Agreement among Scudder, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the employee stockholders, the retired employee stockholders and Edmond D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Plan Trust"); and 3.80% by the Plan Trust.

   On October 17, 2000, the dual holding company structure of Zurich Financial Services Group was unified under a single Swiss holding company called Zurich Financial Services, Mythenquai 2, 8002 Zurich, Switzerland. Zurich Insurance Company is an indirect wholly owned subsidiary of Zurich Financial. The transaction did not affect Zurich Insurance Company's ownership interest in Scudder or Scudder's operations.

   The names and principal occupations of the principal executive officers and directors of Scudder are shown below.

  Directors and Officers of Scudder

   Steven M. Gluckstern, 105 East 17/th/ Street, Fourth Floor, New York, New York 10003. Chairman of the Board and Director, Scudder. Chief Executive Officer, Zurich Global Assets LLC.

   Edmond D. Villani, 345 Park Avenue, New York, New York 10154. President, Chief Executive Officer and Director, Scudder. Managing Director, Scudder.

   Kathryn L. Quirk, 345 Park Avenue, New York, New York 10154. General Counsel, Chief Compliance Officer, Chief Legal Officer and Secretary, Scudder. Managing Director, Scudder.

   Farhan Sharaff, 345 Park Avenue, New York, New York 10154. Chief Investment Officer, Scudder. Managing Director, Scudder.

   Chris C. DeMaio, 345 Park Avenue, New York, New York 10154. Treasurer, Scudder. Managing Director, Scudder.

   Nicholas Bratt, 345 Park Avenue, New York, New York 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

   Lynn S. Birdsong, 345 Park Avenue, New York, New York, 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

   Laurence W. Cheng, 54 Thompson Street, New York, New York 10012. Director, Scudder. Chairman and Chief Executive Officer, Capital Z Management, LLC.

   Martin Feinstein, 4680 Wilshire Boulevard, Los Angeles, California 90010. Director, Scudder. Chairman of the Board, President and Chief Executive Officer, Farmers Group, Inc..

   Gunther Gose, Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland. Director, Scudder. Chief Financial Officer, Zurich Financial.

   Appendix 7 includes information regarding each officer of the Company who is associated with Scudder.

   Certain senior executives of Scudder are expected to take positions at Deutsche Asset Management, including Edmond D. Villani, Scudder's President and Chief Executive Officer, who is expected to join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Deutsche Bank has represented that it does not anticipate that the Transaction will have any adverse effect on Scudder's ability to fulfill its obligations under the New Investment Management Agreement or on its ability to operate its businesses in a manner consistent with its current practices.

   Edmond Villani, Nicholas Bratt and Lynn Birdsong, each a director of Scudder, are parties to employment agreements with Scudder, entered into in 1997 when Scudder was acquired by Zurich Financial, which would provide each executive, if his employment is terminated by Scudder without cause or by the executive for good reason, with a severance payment equal to two times the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Messrs. Villani and Bratt, and equal to the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Mr. Birdsong. In addition, Messrs. Villani, Bratt and Birdsong are participants in the Zurich Scudder Investments Supplemental Employee Retirement Plan, the Zurich Scudder Investments Excess Retirement Plan, the Zurich Scudder Investments Long-Term Incentive Plan, the Zurich Scudder Investments Executive Defined Contribution Plan, the Zurich Scudder Investments Special Incentive Compensation Plan and the Zurich Scudder Investments Supplemental Profit Sharing Plan (collectively, the "Plans"). Pursuant to the terms of each of the Zurich Scudder Investments Supplemental Employee Retirement Plan, Zurich Scudder Investments Executive Defined Contribution Plan and Zurich Scudder Investments Special Incentive Compensation Plan, upon consummation of the Transaction, the respective accounts of each participant in the Plans will become fully vested to the extent that such amounts were not vested prior to the consummation of the Transaction.

   Scudder also informed the Fund that as of December 31, 2001, Scudder shared power to vote and dispose of 1,634,248 shares of Deutsche Bank common stock (approximately 0.26 of 1% of the shares outstanding). All of those shares were held by various investment companies managed by Scudder. On that date, Scudder also shared power to vote and/or dispose of other securities of Deutsche Bank and its affiliates, some of which were also held by various investment companies managed by Scudder. To the extent required by the 1940 Act, prior to, or within a reasonable time after the Transaction, Scudder will dispose of the Deutsche Bank (and affiliates') securities held by various investment companies managed by Scudder, and Deutsche Bank will pay the transactional costs associated with such disposition.

                                  APPENDIX 2

                        FEES PAID TO SFAC, SISC AND SDI

                                   Fiscal   Aggregate   Aggregate  Aggregate
                Fund                Year   Fee to SFAC Fee to SISC Fee to SDI
                ----              -------- ----------- ----------- ----------
   Scudder International Research
   Fund                           10/31/01  $ 38,043     $     0    $ 55,057

                                  APPENDIX 3

      FUND MANAGEMENT FEE RATES, NET ASSETS AND AGGREGATE MANAGEMENT FEES

                                                                                     Aggregate
                                     Fiscal                      Management         Management
Fund                                  Year    Net Assets          Fee Rate          Fee Paid+/*/
----                                 ------   ----------         ----------         -----------
Scudder International Research Fund 10/31/01 $ 14,885,633 0.750% to $250 million     $155,355
                                                          0.720% next $750 million
                                                          0.700% next $1.5 billion
                                                          0.680% next $2.5 billion
                                                          0.650% next $2.5 billion
                                                          0.640% next $2.5 billion
                                                          0.630% next $2.5 billion
                                                          0.620% over $12.5 billion

--------
/*/ The aggregate management fee paid amounts shown are for each Fund's most recently completed fiscal year, unless otherwise noted.
+ Aggregate management fees disclosed in this table may include fees paid to successors and affiliates of Scudder.

                                  APPENDIX 4

                         ADMINISTRATIVE SERVICES FEES

   The Fund has entered into an administrative services agreement with Scudder (the "Administration Agreement"), pursuant to which Scudder provides or pays others to provide substantially all of the administrative services required by the Class A, Class B, and Class C shares of the Fund (other than those provided by Scudder under its investment management agreement with the Fund) in exchange for the payment by the Fund of an annual administrative fee (the "Administrative Fee") as listed below.

   The Administration Agreement will remain in effect with respect to the Class A, Class B, and Class C shares for an initial term ending September 30, 2003, subject to earlier termination by the Board. The Administration Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Directors, including Non-interested Directors, that oversee the Fund. The fee payable by the Fund listed below to Scudder pursuant to the Administration Agreement is reduced by the amount of any credit received from the Fund's custodian for cash balances.

   Certain expenses of the Fund are not borne by Scudder under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Non-interested Directors (including the fees and expenses of their independent counsel). The Fund continues to pay the fees required by its Investment Management Agreement with Scudder.

                         Fund                 Class A Class B Class C
                                              ------- ------- -------
          Scudder International Research Fund  0.40%   0.45%   0.425%

                               APPENDIX 5

                BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

                                                                                                 Number
      Fund, Share Class                      Name and Address of Beneficial Owner               of Shares Percentage
------------------------------ ---------------------------------------------------------------- --------- ----------
Scudder International          National Financial Services Corp., for the benefit of customers,  216,946     8.04
Research Fund, Class A         200 Liberty Street, New York, NY 10281
                               Charles Schwab & Company, Inc., f.b.o. customers, custody         170,141     6.31
                               account, 101 Montgomery Street, San Francisco, CA 94101
                               Smith Barney, Inc., f.b.o. customers, 333 W. 34th Street, New     144,250     5.35
                               York, NY 10001

Scudder International          Wexford Clearing Services, f.b.o. customers                        16,851    22.85
Research Fund, Class B         SSC Investment Corp., 345 Park Avenue, New York, NY 10154          13,364    18.12
                               Zurich Scudder Investments, Inc., f.b.o. Donald Greenstein, 345    11,499    15.59
                               Park Avenue, New York, NY 10154
                               Scudder Trust Company, f.b.o. Jean Rozycki, IRA, P.O. Box 957,      4,880     6.61
                               Salem, NH 03079
                               First Clearing Corp., f.b.o. customers, 10700 Wheat First Drive,    4,658     6.31
                               Glen Allen, VA 23060

Scudder International          SSC Investment Corp., 345 Park Avenue, New York, NY 10154          13,339    59.93
Research Fund, Class C         Zurich Scudder Investment, Inc., f.b.o. C.M.L. USA, 345 Park        1,710     7.68
                               Avenue, New York, NY 10154
                               Zurich Scudder Investment, Inc., f.b.o. Seth Grossman, 345 Park     1,337     6.01
                               Avenue, New York, NY 10154
                               Scudder Trust Company, Custodian for Gene Patroske, IRA, P.O.       1,229     5.52
                               Box 957, Salem, NH 03079
                               Scudder Trust Company, Custodian for Linda Patroske, IRA, P.O.      1,222     5.49
                               Box 957, Salem, NH 03079
                               Scudder Trust Company, Custodian for Carlos Martinez, IRA,          1,196     5.37
                               P.O. Box 957, Salem, NH 03079

                                  APPENDIX 6

                  FUND SHARES OWNED BY DIRECTORS AND OFFICERS

   The following table sets forth for each Director and for the Directors and officers as a group, the amount of shares beneficially owned in the Fund as of December 31, 2001. For Mr. Dunaway, the amounts shown may include share equivalents of funds advised by Scudder in which he is deemed to be invested pursuant to the Fund's Deferred Compensation Plan. The information as to beneficial ownership is based on statements furnished to the Fund by each Director and officer. Unless otherwise noted, (i) beneficial ownership is based on sole investment power, (ii) each Director's individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund, and (iii) as a group, the Directors and officers of the Fund own beneficially less than 1% of the shares of the Fund.

                                                                                                                     All Current
                                                                                                                      Directors
                                                                                                                         and
 John W.   Lewis A. Mark S. Linda C. Donald L. James R. William F.  Robert B. Shirley D. Fred B. William B. John B.  Officers as
Ballantine Burnham  Casady  Coughlin  Dunaway   Edgar   Glavin, Jr.  Hoffman   Peterson  Renwick  Sommers   Weithers   a Group
---------- -------- ------- -------- --------- -------- ----------- --------- ---------- ------- ---------- -------- -----------
    0         0        0       0        179       0          0          0         0         0        0        300        479

                                  APPENDIX 7

                                   OFFICERS

   The following persons are officers of the Fund as noted in the table below:

                          Present Office with the
                       Fund; Principal Occupation or           Year First Became
Name (age)                    Employment/(1)/                 Officer in Fund/(2)/
----------             -----------------------------          -------------------
Mark S. Casady (41)             Director and President;       1997
                                Managing Director, Scudder.
Linda C. Coughlin (50)          Director, Vice President and  2001
                                Chairperson; Managing
                                Director, Scudder.
Philip J. Collora (56)          Vice President and Assistant  1997
                                Secretary; Attorney, Senior
                                Vice President, Scudder.
Kathryn L. Quirk (49)           Vice President; Managing      1997
                                Director, Scudder.
Joseph DeSantis (42)            Vice President; Managing      2001
                                Director, Scudder.
Thomas Dillman (52)             Vice President; Managing      2001
                                Director, Scudder; formerly,
                                Director of Research at an
                                unaffiliated investment
                                adviser.
Linda J. Wondrack (37)          Vice President; Managing      1998
                                Director, Scudder.
Gary French (50)                Treasurer; Managing           2002
                                Director, Scudder.
John R. Hebble (43)             Assistant Treasurer; Senior   1998
                                Vice President, Scudder.
Brenda Lyons (38)               Assistant Treasurer; Senior   1998
                                Vice President, Scudder.
Thomas Lally (34)               Assistant Treasurer; Senior   2001
                                Vice President, Scudder.
John Millette (39)              Secretary; Vice President,    2001
                                Scudder.
Caroline Pearson (39)           Assistant Secretary; Managing 1998
                                Director, Scudder; formerly,
                                Associate, Dechert Price &
                                Rhoads (law firm) 1989 to
                                1997.

--------
/(1)/ Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.
/(2)/ The President, Treasurer and Secretary each holds office until the first meeting of Directors in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Directors permit in accordance with the By-laws of the Fund.

--------------------------------------------------------------------------------

Q&A continued

--------------------------------------------------------------------------------

Q How will the Transaction with Deutsche Bank affect me as a Fund shareholder?

A Your investment in your Fund will not change as a result of the Transaction. You will still own the same shares in the same Fund, and the value of your investment will not change as a result of the Transaction with Deutsche Bank. Your Fund's investment management agreement will still be with Scudder, except that Scudder will be combined with and integrated into Deutsche Bank's investment management organization and, as described more fully in the enclosed Proxy Statement, many of the personnel and resources of Deutsche Asset Management will be involved in managing your Fund.

The terms of the new investment management agreement are substantially identical to the terms of the current investment management agreement, except that Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.

Q Will the investment management fee rate be the same upon approval of the new investment management agreement?

A Yes, the investment management fee rate applicable to your Fund under the new investment management agreement is the same as that currently in effect.

Q Why is a new investment management agreement being proposed when the Fund is proposed to be liquidated?

A As discussed above, the Transaction currently is scheduled to occur before the proposed liquidation date. If the new investment management is approved, Scudder will then be able to continue serving as investment manager until the Fund's portfolio is liquidated, provided the plan of liquidation is approved by the Fund's shareholders. The plan of liquidation is discussed in Proposal 2.

--------------------------------------------------------------------------------

Q&A continued

--------------------------------------------------------------------------------

Q How does my Fund's board recommend that I vote?

A After careful consideration, the members of your Fund's Board, including those who are not affiliated with Scudder or Deutsche Bank, unanimously recommend that you vote in favor of the new investment management agreement and the liquidation of your Fund. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Approval and Recommendation" and "Board Considerations" in Proposal 1 and "Rationale for the Proposed Liquidation of the Fund" in Proposal 2.

Q Will my Fund pay for the proxy solicitation and legal costs associated with this transaction and liquidation?

A No, neither you nor your Fund will bear any costs associated with the proposed Transaction and liquidation. Scudder has agreed to bear these costs.

Q How can I vote my shares?

A You may choose from one of the following options as described in more detail on the proxy card:

o  by mail, using the enclosed proxy card and return envelope;

o  by telephone, using the toll free number on your proxy card;

o  through the Internet, using the website address on your proxy card; or

o  in person at the shareholder meeting.

Q Whom should I call for additional information about this proxy statement?

A Please call Georgeson Shareholder Communications, your Fund's information agent, at (866) 515-0333.

--------------------------------------------------------------------------------
                                                            SD Int Research #14

SCUDDER
INVESTMENTS

PO Box 219151, Kansas City, MO 64121-9151

*** CONTROL NUMBER: 999 999 999 999 99 **

IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
Fast, convenient, easy and generally available 24 hours a day!

VOTE BY TELEPHONE
1. Read the Proxy Statement and have this card on hand
2. Call toll-free 1-888-221-0697
3. Enter the control number shown to the left and follow the simple instructions
4. Keep this card for your records

VOTE ON THE INTERNET
1. Read the Proxy Statement and have this card on hand
2. Go to www.proxyweb.com/Scudder
3. Enter the control number shown to the left and follow the simple instructions
4. Keep this card for your records


FUND NAME PRINTS HERE
                                Special Meeting of Shareholders - March 28, 2002

I hereby appoint Philip J. Collora, John Millette, Caroline Pearson and Kathryn
L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 28, 2002 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

IF NOT VOTING ELECTRONICALLY, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

Dated                         , 2002
     -------------------------



----------------------------------
Signature(s) of Shareholder(s)


Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.


LABEL BELOW FOR MIS USE ONLY!
SCUDDER
SCUDDER INTERNATIONAL RESEARCH
ORIGINAL 2 UP 2-15-02 KD
NANCY (SKSIR14F)
REVIEW #1 2-15-02 KD
REVIEW #2 2-19-02 KD
REVISION #1 2-20-02 KD

MIS EDITS:      # OF CHANGES   /   PRF 1   PRF 2
                            --- ---     ---     ---

OK TO PRINT AS IS*  *
                 ---
By signing this form you are authorizing MIS to print this form in its current state.


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SIGNATURE OF PERSON AUTHORIZING PRINTING           DATE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.


                             YOUR VOTE IS IMPORTANT!

   TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE INSTRUCTIONS ON REVERSE SIDE.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

This proxy is solicited on behalf of your Fund's Board. The Board of the Fund recommends that shareholders vote FOR all Proposals.


PROPOSAL 1
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To approve a new investment management agreement for the Fund with Zurich
Scudder Investments, Inc.

                      FOR      AGAINST     ABSTAIN
                      [ ]        [ ]         [ ]

PROPOSAL 2
----------

To liquidate the Fund and dissolve Scudder International Research Fund, Inc. (the "Company"), as set forth in the Plan of Liquidation and Dissolution (the "Plan") adopted by the Board of Directors (the "Board") of the Company.

                      FOR      AGAINST     ABSTAIN
                      [ ]        [ ]         [ ]



The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments or postponements thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE